The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2019

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q19 vs.				YTD19 vs.
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
Selected income statement data
Fee revenue	$3,105	$3,031	$3,146	$3,168	$3,209	2%	(3)%	$6,136	$6,528	(6)%
Net securities gains (losses)	7	1	—	—	1	N/M	N/M	8	(48)	N/M
Fee and other revenue	3,112	3,032	3,146	3,168	3,210	3	(3)	6,144	6,480	(5)
Income (loss) from consolidated investment management funds	10	26	(24)	10	12	N/M	N/M	36	1	N/M
Net interest revenue	802	841	885	891	916	(5)	(12)	1,643	1,835	(10)
Total revenue	3,924	3,899	4,007	4,069	4,138	1	(5)	7,823	8,316	(6)
Provision for credit losses	(8)	7	—	(3)	(3)	N/M	N/M	(1)	(8)	N/M
Noninterest expense	2,647	2,699	2,987	2,738	2,747	(2)	(4)	5,346	5,486	(3)
Income before income taxes	1,285	1,193	1,020	1,334	1,394	8	(8)	2,478	2,838	(13)
Provision for income taxes	264	237	150	220	286	11	(8)	501	568	N/M
Net income	$1,021	$956	$870	$1,114	$1,108	7%	(8)%	$1,977	$2,270	(13)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$969	$910	$832	$1,075	$1,055	6%	(8)%	$1,879	$2,190	(14)%

Diluted earnings per common share	$1.01	$0.94	$0.84	$1.06	$1.03	7%	(2)%	$1.95	$2.14	(9)%
Average common shares and equivalents outstanding - diluted (in thousands)	953,928	965,960	988,650	1,003,665	1,014,357	(1)%	(6)%	959,957	1,018,020	(6)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	33%	31%	25%	33%	34%			32%	34%
Return on common equity (a)	10.4%	10.0%	8.7%	11.2%	11.2%			10.2%	11.7%
Return on tangible common equity – Non-GAAP (a)	21.2%	20.7%	17.9%	23.1%	23.5%			20.9%	24.6%
Percent of non-U.S. total revenue	36%	36%	36%	37%	37%			36%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$35.5	$34.5	$33.1	$34.5	$33.6	3%	6%
Assets under management (“AUM”) (in trillions)	$1.84	$1.84	$1.72	$1.83	$1.81	—%	2%

Full-time employees	49,100	49,800	51,300	52,000	52,000	(1)%	(6)%
Book value per common share (a)	$40.30	$39.36	$38.63	$38.45	$37.97
Tangible book value per common share – Non-GAAP (a)	$20.45	$19.74	$19.04	$19.35	$19.00
Cash dividends per common share	$0.28	$0.28	$0.28	$0.28	$0.24
Common dividend payout ratio	28%	30%	33%	26%	23%
Closing stock price per common share	$44.15	$50.43	$47.07	$50.99	$53.93
Market capitalization	$41,619	$48,288	$45,207	$50,418	$53,927
Common shares outstanding (in thousands)	942,662	957,517	960,426	988,777	999,945

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.2%	11.1%	10.7%	11.2%	11.0%
Tier 1 capital ratio	13.3%	13.2%	12.8%	13.3%	13.1%
Total capital ratio	14.0%	14.0%	13.6%	14.1%	13.8%
Supplementary leverage ratio ("SLR")	6.3%	6.3%	6.0%	6.4%	6.1%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at June 30, 2019, $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018 and $1.4 trillion at Sept. 30, 2018 and June 30, 2018.

(c) Regulatory capital ratios for June 30, 2019 are preliminary. All risk-based capital ratios are presented using Advanced Approaches.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						2Q19 vs.				YTD19 vs.
	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
Revenue
Investment services fees:
Asset servicing fees	$1,141	$1,122	$1,126	$1,157	$1,157	2%	(1)%	$2,263	$2,325	(3)%
Clearing services fees (a)	410	398	398	393	401	3	2	808	825	(2)
Issuer services fees	291	251	286	287	266	16	9	542	526	3
Treasury services fees	140	132	139	137	140	6	—	272	278	(2)
Total investment services fees (a)	1,982	1,903	1,949	1,974	1,964	4	1	3,885	3,954	(2)
Investment management and performance fees (a)	833	841	884	912	901	(1)	(8)	1,674	1,851	(10)
Foreign exchange and other trading revenue	166	170	181	155	187	(2)	(11)	336	396	(15)
Financing-related fees	50	51	50	52	53	(2)	(6)	101	105	(4)
Distribution and servicing	31	31	35	34	34	—	(9)	62	70	(11)
Investment and other income	43	35	47	41	70	N/M	N/M	78	152	N/M
Total fee revenue	3,105	3,031	3,146	3,168	3,209	2	(3)	6,136	6,528	(6)
Net securities gains (losses)	7	1	—	—	1	N/M	N/M	8	(48)	N/M
Total fee and other revenue	3,112	3,032	3,146	3,168	3,210	3	(3)	6,144	6,480	(5)
Income (loss) from consolidated investment management funds	10	26	(24)	10	12	N/M	N/M	36	1	N/M
Net interest revenue	802	841	885	891	916	(5)	(12)	1,643	1,835	(10)
Total revenue	3,924	3,899	4,007	4,069	4,138	1	(5)	7,823	8,316	(6)
Provision for credit losses	(8)	7	—	(3)	(3)	N/M	N/M	(1)	(8)	N/M
Noninterest expense
Staff	1,421	1,524	1,602	1,478	1,489	(7)	(5)	2,945	3,065	(4)
Professional, legal and other purchased services	337	325	383	332	328	4	3	662	619	7
Software and equipment	304	283	300	262	266	7	14	587	500	17
Net occupancy	138	137	196	139	156	1	(12)	275	295	(7)
Sub-custodian and clearing	115	105	115	106	110	10	5	220	229	(4)
Distribution and servicing	94	91	95	99	106	3	(11)	185	212	(13)
Business development	56	45	64	51	62	24	(10)	101	113	(11)
Bank assessment charges	31	31	22	49	47	—	(34)	62	99	(37)
Amortization of intangible assets	30	29	35	48	48	3	(38)	59	97	(39)
Other	121	129	175	174	135	(6)	(10)	250	257	(3)
Total noninterest expense	2,647	2,699	2,987	2,738	2,747	(2)	(4)	5,346	5,486	(3)
Income before income taxes	1,285	1,193	1,020	1,334	1,394	8	(8)	2,478	2,838	(13)
Provision for income taxes	264	237	150	220	286	11	(8)	501	568	N/M
Net income	1,021	956	870	1,114	1,108	7	(8)	1,977	2,270	(13)
Net (income) loss attributable to noncontrolling interests	(4)	(10)	11	(3)	(5)	N/M	N/M	(14)	4	N/M
Preferred stock dividends	(48)	(36)	(49)	(36)	(48)	N/M	N/M	(84)	(84)	—
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$969	$910	$832	$1,075	$1,055	6%	(8)%	$1,879	$2,190	(14)%

Average common shares and equivalents outstanding: Basic	951,281	962,397	984,343	999,808	1,010,179	(1)%	(6)%	956,887	1,013,507	(6)%
Diluted	953,928	965,960	988,650	1,003,665	1,014,357	(1)%	(6)%	959,957	1,018,020	(6)%

Earnings per common share: Basic	$1.01	$0.94	$0.84	$1.07	$1.04	7%	(3)%	$1.95	$2.15	(9)%
Diluted	$1.01	$0.94	$0.84	$1.06	$1.03	7%	(2)%	$1.95	$2.14	(9)%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2019		2018
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$5,556	$5,980	$5,864	$5,047	$5,361
Interest-bearing deposits with the Federal Reserve and other central banks	69,700	60,699	67,988	74,725	75,116
Interest-bearing deposits with banks	15,491	13,681	14,148	14,519	16,134
Federal funds sold and securities purchased under resale agreements	61,201	40,158	46,795	28,722	26,494
Securities	120,142	117,504	119,791	118,641	119,081
Trading assets	8,629	6,868	7,035	7,804	7,035
Loans	52,396	53,487	56,564	53,987	57,776
Allowance for loan losses	(146)	(146)	(146)	(140)	(145)
Net loans	52,250	53,341	56,418	53,847	57,631
Premises and equipment (a)	2,970	3,010	1,832	1,832	1,752
Accrued interest receivable	658	651	671	640	663
Goodwill	17,337	17,367	17,350	17,390	17,418
Intangible assets	3,160	3,193	3,220	3,258	3,308
Other assets	23,737	23,228	21,298	22,846	22,507
Subtotal assets of operations	380,831	345,680	362,410	349,271	352,500
Assets of consolidated investment management funds, at fair value	337	452	463	499	428
Total assets	$381,168	$346,132	$362,873	$349,770	$352,928
Liabilities
Deposits	$252,877	$222,382	$238,778	$231,590	$230,560
Federal funds purchased and securities sold under repurchase agreements	11,757	11,761	14,243	10,158	13,200
Trading liabilities	3,768	3,892	3,479	3,536	3,580
Payables to customers and broker-dealers	18,946	19,310	19,731	18,683	19,123
Commercial paper	8,894	2,773	1,939	735	2,508
Other borrowed funds	1,921	3,932	3,227	2,934	3,053
Accrued taxes and other expenses	5,045	4,686	5,669	5,601	5,452
Other liabilities (a)	7,916	8,050	5,774	6,552	5,443
Long-term debt	28,203	27,874	29,163	28,113	28,260
Subtotal liabilities of operations	339,327	304,660	322,003	307,902	311,179
Liabilities of consolidated investment management funds, at fair value	6	3	2	7	3
Total liabilities	339,333	304,663	322,005	307,909	311,182
Temporary equity
Redeemable noncontrolling interests	136	122	129	211	189
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,406	27,349	27,118	27,034	26,981
Retained earnings	30,081	29,382	28,652	28,098	27,306
Accumulated other comprehensive loss, net of tax	(2,688)	(2,990)	(3,171)	(2,983)	(2,795)
Less: Treasury stock, at cost	(16,822)	(16,072)	(15,517)	(14,145)	(13,543)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,533	41,225	40,638	41,560	41,505
Nonredeemable noncontrolling interests of consolidated investment management funds	166	122	101	90	52
Total permanent equity	41,699	41,347	40,739	41,650	41,557
Total liabilities, temporary equity and permanent equity	$381,168	$346,132	$362,873	$349,770	$352,928
(a)    In 1Q19, we adopted new accounting guidance included in Accounting Standards Update 2016-02, Leases, prospectively, which required the recognition of right-of-use assets (included in premises and equipment) and lease liabilities (included in other liabilities).

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

							2Q19 vs.				YTD19 vs.
(dollars in millions)	2Q19	1Q19		4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
Investment services fees:
Asset servicing fees	$1,097	$1,074		$1,079	$1,099	$1,097	2%	—%	$2,171	$2,210	(2)%
Securities lending revenue	44	48		47	58	60	(8)	(27)	92	115	(20)
Clearing services fees (a)	410	398		398	393	401	3	2	808	825	(2)
Issuer services fees	291	251		286	287	266	16	9	542	526	3
Treasury services fees	140	132		139	137	140	6	—	272	278	(2)
Total investment services fees (a)	1,982	1,903		1,949	1,974	1,964	4	1	3,885	3,954	(2)
Investment management and performance fees (a)(b)(c)	833	841		884	912	901	(1)	(8)	1,674	1,851	(10)
Foreign exchange and other trading revenue:
Foreign exchange	150	160		159	150	171	(6)	(12)	310	354	(12)
Other trading revenue	16	10		22	5	16	N/M	N/M	26	42	N/M
Total foreign exchange and other trading revenue	166	170		181	155	187	(2)	(11)	336	396	(15)
Financing-related fees	50	51		50	52	53	(2)	(6)	101	105	(4)
Distribution and servicing	31	31		35	34	34	—	(9)	62	70	(11)
Investment and other income:
Corporate/bank-owned life insurance	32	30		42	36	31	N/M	N/M	62	67	N/M
Expense reimbursements from joint venture	19	19		19	17	19	N/M	N/M	38	35	N/M
Asset-related gains	1	1		2	7	15	N/M	N/M	2	61	N/M
Seed capital gains (losses) (b)	8	2	(d)	(8)	8	3	N/M	N/M	10	3	N/M
Other (loss) income	(17)	(17)	(d)	(8)	(27)	2	N/M	N/M	(34)	(14)	N/M
Total investment and other income (b)	43	35		47	41	70	N/M	N/M	78	152	N/M
Total fee revenue	3,105	3,031		3,146	3,168	3,209	2	(3)	6,136	6,528	(6)
Net securities gains (losses)	7	1		—	—	1	N/M	N/M	8	(48)	N/M
Total fee and other revenue	$3,112	$3,032		$3,146	$3,168	$3,210	3%	(3)%	$6,144	$6,480	(5)%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(b) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(c)    On a constant currency basis (Non-GAAP), investment management and performance fees decreased 6% compared with 2Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(d) The 1Q19 amounts were adjusted to correct the classification of certain revenue between seed capital and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q19		1Q19		4Q18		3Q18		2Q18
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$61,756	0.72%	$63,583	0.87%	$63,916	0.89%	$61,216	0.80%	$69,676	0.77%
Interest-bearing deposits with banks (primarily foreign banks)	13,666	1.87	13,857	1.85	14,666	1.67	14,691	1.58	15,748	1.41
Federal funds sold and securities purchased under resale agreements (a)	38,038	5.99	28,968	6.63	28,843	5.98	26,738	4.18	28,051	3.29
Margin loans	10,920	4.36	12,670	4.34	13,369	4.08	13,738	3.74	14,838	3.46
Non-margin loans:
Domestic offices	29,492	3.86	28,177	3.85	29,576	3.73	28,628	3.59	29,970	3.44
Foreign offices	9,961	3.29	10,511	3.32	10,889	3.10	11,441	2.98	12,258	2.87
Total non-margin loans	39,453	3.71	38,688	3.70	40,465	3.56	40,069	3.42	42,228	3.27
Securities:
U.S. government obligations	18,870	2.19	23,597	2.22	24,531	2.14	24,423	2.09	23,199	2.02
U.S. government agency obligations	66,445	2.58	64,867	2.63	64,496	2.54	64,612	2.40	63,022	2.37
State and political subdivisions (b)	1,735	2.89	2,206	2.71	2,263	2.63	2,453	2.77	2,677	2.75
Other securities (b)	30,770	2.04	28,647	2.13	27,614	1.91	27,017	1.98	28,863	1.75
Trading securities (b)	5,764	2.72	5,102	2.91	5,543	2.77	4,261	3.05	3,784	3.10
Total securities	123,584	2.40	124,419	2.45	124,447	2.33	122,766	2.28	121,545	2.19
Total interest-earning assets	$287,417	2.74%	$282,185	2.75%	$285,706	2.60%	$279,218	2.33%	$292,086	2.14%
Noninterest-earning assets	54,967		53,980		52,885		53,123		54,242
Total assets	$342,384		$336,165		$338,591		$332,341		$346,328

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$74,180	1.36%	$70,562	1.29%	$72,929	1.19%	$57,942	0.97%	$54,200	0.78%
Foreign offices	93,365	0.78	89,317	0.76	88,734	0.59	90,694	0.42	98,599	0.28
Total interest-bearing deposits	167,545	1.04	159,879	0.99	161,663	0.86	148,636	0.63	152,799	0.45
Federal funds purchased and securities sold under repurchase agreements (a)	11,809	12.64	11,922	11.26	10,980	10.95	14,199	5.33	18,146	3.48
Trading liabilities	1,735	2.47	1,305	2.25	1,330	1.86	1,150	2.32	1,198	2.43
Other borrowed funds	2,455	3.36	3,305	2.87	2,903	2.44	2,747	2.33	2,399	2.40
Commercial paper	2,957	2.43	1,377	2.44	353	2.41	3,102	2.10	3,869	2.13
Payables to customers and broker-dealers	15,666	1.76	16,108	1.76	15,727	1.61	16,252	1.23	16,349	1.10
Long-term debt	27,681	3.45	28,254	3.52	28,201	3.29	28,074	3.17	28,349	3.06
Total interest-bearing liabilities	$229,848	2.03%	$222,150	1.96%	$221,157	1.75%	$214,160	1.37%	$223,109	1.14%
Total noninterest-bearing deposits	52,956		54,583		58,972		60,677		64,768
Other noninterest-bearing liabilities	18,362		18,628		16,754		15,660		16,857
Total The Bank of New York Mellon Corporation shareholders’ equity	41,029		40,628		41,428		41,578		41,292
Noncontrolling interests	189		176		280		266		302
Total liabilities and shareholders’ equity	$342,384		$336,165		$338,591		$332,341		$346,328
Net interest margin		1.12%		1.20%		1.24%		1.27%		1.26%
Net interest margin (FTE) – Non-GAAP (c)		1.12%		1.20%		1.24%		1.28%		1.26%
(a)    Includes the average impact of offsetting under enforceable netting agreements of approximately $51 billion for 2Q19, $44 billion for 1Q19, $43 billion for 4Q18, $26 billion for 3Q18 and $18 billion for 2Q18. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 2.57% for 2Q19, 2.63% for 1Q19, 2.41% for 4Q18, 2.12% for 3Q18 and 2.01% for 2Q18.  On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 2.39% for 2Q19, 2.40% for 1Q19, 2.24% for 4Q18, 1.88% for 3Q18 and 1.75% for 2Q18. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%, and annualized.
(c) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2019		2018
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,535	$18,156	$17,567	$18,517	$18,386
Tier 1 capital	22,015	21,639	21,044	22,002	21,877
Total capital	23,500	23,136	22,536	23,497	23,375
Risk-weighted assets	149,971	151,101	149,618	149,348	154,612

CET1 ratio	12.4%	12.0%	11.7%	12.4%	11.9%
Tier 1 capital ratio	14.7	14.3	14.1	14.7	14.1
Total capital ratio	15.7	15.3	15.1	15.7	15.1

Advanced Approaches:
CET1 capital	$18,535	$18,156	$17,567	$18,517	$18,386
Tier 1 capital	22,015	21,639	21,044	22,002	21,877
Total capital	23,305	22,941	22,349	23,299	23,174
Risk-weighted assets	166,054	163,618	164,671	165,137	167,580

CET1 ratio	11.2%	11.1%	10.7%	11.2%	11.0%
Tier 1 capital ratio	13.3	13.2	12.8	13.3	13.1
Total capital ratio	14.0	14.0	13.6	14.1	13.8

Tier 1 leverage ratio	6.8%	6.8%	6.6%	7.0%	6.7%

SLR:
Leverage exposure	$350,517	$344,829	$347,943	$341,566	$355,773
SLR	6.3%	6.3%	6.0%	6.4%	6.1%

Average liquidity coverage ratio	117%	118%	118%	121%	118%
(a)    Regulatory capital ratios for June 30, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q19 vs.				YTD19 vs.
(dollars in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,080	$1,059	$1,063	$1,084	$1,080	2%	—%	$2,139	$2,175	(2)%
Securities lending revenue	40	44	43	52	55	(9)	(27)	84	103	(18)
Clearing services fees (b)	411	398	398	393	400	3	3	809	824	(2)
Issuer services fees	291	251	286	288	265	16	10	542	525	3
Treasury services fees	140	132	139	136	140	6	—	272	278	(2)
Total investment services fees (b)	1,962	1,884	1,929	1,953	1,940	4	1	3,846	3,905	(2)
Foreign exchange and other trading revenue	153	157	163	161	172	(3)	(11)	310	341	(9)
Other (b)(c)	112	113	121	116	121	(1)	(7)	225	237	(5)
Total fee and other revenue	2,227	2,154	2,213	2,230	2,233	3	—	4,381	4,483	(2)
Net interest revenue	775	796	827	827	874	(3)	(11)	1,571	1,718	(9)
Total revenue	3,002	2,950	3,040	3,057	3,107	2	(3)	5,952	6,201	(4)
Provision for credit losses	(4)	8	6	1	1	N/M	N/M	4	(6)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,934	1,949	2,090	1,995	1,931	(1)	—	3,883	3,844	1
Amortization of intangible assets	20	20	22	35	36	—	(44)	40	72	(44)
Total noninterest expense	1,954	1,969	2,112	2,030	1,967	(1)	(1)	3,923	3,916	—
Income before taxes	$1,052	$973	$922	$1,026	$1,139	8%	(8)%	$2,025	$2,291	(12)%

Pre-tax operating margin	35%	33%	30%	34%	37%			34%	37%

Total revenue by line of business:
Asset Servicing	$1,391	$1,407	$1,435	$1,458	$1,520	(1)%	(8)%	$2,798	$3,039	(8)%
Pershing	564	554	558	558	558	2	1	1,118	1,139	(2)
Issuer Services	446	396	441	453	431	13	3	842	849	(1)
Treasury Services	317	317	328	324	329	—	(4)	634	650	(2)
Clearance and Collateral Management	284	276	278	264	269	3	6	560	524	7
Total revenue by line of business	$3,002	$2,950	$3,040	$3,057	$3,107	2%	(3)%	$5,952	$6,201	(4)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q19 vs.				YTD19 vs.
(dollars in millions unless otherwise noted)	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
Average loans	$32,287	$33,171	$35,540	$35,044	$38,002	(3)%	(15)%	$32,726	$38,598	(15)%
Average assets	$264,639	$255,891	$262,584	$246,276	$264,387	3%	—	$260,290	$271,203	(4)%
Average deposits	$201,146	$195,082	$203,416	$192,741	$203,064	3%	(1)%	$198,131	$208,567	(5)%

AUC/A at period end (in trillions) (a)(b)	$35.5	$34.5	$33.1	$34.5	$33.6	3%	6%	$35.5	$33.6	6%
Market value of securities on loan at period end (in billions) (c)	$369	$377	$373	$415	$432	(2)%	(15)%	$369	$432	(15)%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,254	6,169	6,125	6,108	6,080	1%	3%
Average long-term mutual fund assets (U.S. platform)	$532,384	$507,606	$489,491	$527,336	$512,645	5%	4%
Average investor margin loans (U.S. platform)	$9,440	$10,093	$10,921	$10,696	$10,772	(6)%	(12)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,400	$3,266	$3,181	$2,995	$2,801	4%	21%
(a) June 30, 2019 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.4 trillion at June 30, 2019, $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018 and $1.4 trillion at Sept. 30, 2018 and June 30, 2018.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $64 billion at June 30, 2019,$62 billion at March 31, 2019, $58 billion at Dec.31, 2018, $69 billion at Sept. 30, 2018 and $70 billion at June 30, 2018.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						2Q19 vs.				YTD19 vs.
(dollars in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
Revenue:
Investment management fees (a)	$827	$806	$826	$879	$885	3%	(7)%	$1,633	$1,783	(8)%
Performance fees	2	31	54	30	12	N/M	(83)	33	60	(45)
Investment management and performance fees (b)	829	837	880	909	897	(1)	(8)	1,666	1,843	(10)
Distribution and servicing	44	45	45	47	48	(2)	(8)	89	98	(9)
Other (a)	(23)	(18)	(35)	(18)	(4)	N/M	N/M	(41)	12	N/M
Total fee and other revenue (a)	850	864	890	938	941	(2)	(10)	1,714	1,953	(12)
Net interest revenue	67	75	73	77	77	(11)	(13)	142	153	(7)
Total revenue	917	939	963	1,015	1,018	(2)	(10)	1,856	2,106	(12)
Provision for credit losses	(2)	1	1	(2)	2	N/M	N/M	(1)	4	N/M
Noninterest expense (ex. amortization of intangible assets)	645	660	702	688	685	(2)	(6)	1,305	1,377	(5)
Amortization of intangible assets	9	9	13	13	12	—	(25)	18	25	(28)
Total noninterest expense	654	669	715	701	697	(2)	(6)	1,323	1,402	(6)
Income before taxes	$265	$269	$247	$316	$319	(1)%	(17)%	$534	$700	(24)%

Pre-tax operating margin	29%	29%	26%	31%	31%			29%	33%
Adjusted pre-tax operating margin – Non-GAAP (c)	32%	32%	29%	35%	35%			32%	37%

Total revenue by line of business:
Asset Management	$618	$637	$660	$704	$702	(3)%	(12)%	$1,255	$1,472	(15)%
Wealth Management	299	302	303	311	316	(1)	(5)	601	634	(5)
Total revenue by line of business	$917	$939	$963	$1,015	$1,018	(2)%	(10)%	$1,856	$2,106	(12)%

Average loans	$16,322	$16,403	$16,485	$16,763	$16,974	—%	(4)%	$16,363	$16,926	(3)%
Average assets	$30,709	$31,857	$31,043	$31,283	$31,504	(4)%	(3)%	$30,926	$31,732	(3)%
Average deposits	$14,615	$15,815	$14,893	$14,634	$14,252	(8)%	3%	$15,211	$13,810	10%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis, investment management and performance fees decreased 6% (Non-GAAP) compared with 2Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q19 vs.				YTD19 vs.
(dollars in billions)	2Q19	1Q19	4Q18	3Q18	2Q18	1Q19	2Q18	YTD19	YTD18	YTD18
AUM by product type (a)(b)
Equity	$152	$149	$135	$167	$160	2%	(5)%
Fixed income	209	208	200	202	197	—	6
Index	322	333	301	352	334	(3)	(4)
Liability-driven investments	709	709	659	652	663	—	7
Multi-asset and alternative investments	184	178	167	184	181	3	2
Cash	267	264	260	271	270	1	(1)
Total AUM by product type	$1,843	$1,841	$1,722	$1,828	$1,805	—%	2%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,841	$1,722	$1,828	$1,805	$1,868			$1,722	$1,893
Net (outflows) inflows:
Long-term strategies:
Equity	(2)	(4)	(8)	(2)	(3)			(6)	(3)
Fixed income	(4)	3	(1)	2	(4)			(1)	3
Liability-driven investments	1	5	14	16	2			6	15
Multi-asset and alternative investments	1	(4)	(2)	2	(3)			(3)	(6)
Total long-term active strategies (outflows) inflows	(4)	—	3	18	(8)			(4)	9
Index	(22)	(2)	(11)	(3)	(7)			(24)	(20)
Total long-term strategies (outflows) inflows	(26)	(2)	(8)	15	(15)			(28)	(11)
Short-term strategies:
Cash	2	2	(10)	—	(11)			4	(25)
Total net (outflows) inflows	(24)	—	(18)	15	(26)			(24)	(36)
Net market impact	42	103	(69)	18	17			145	3
Net currency impact	(16)	16	(19)	(10)	(53)			—	(24)
Divestiture/Other	—	—	—	—	(1)			—	(31)
Ending balance of AUM	$1,843	$1,841	$1,722	$1,828	$1,805	—%	2%	$1,843	$1,805	2%

Wealth Management client assets (a)(c)	$257	$253	$239	$261	$254	2%	1%
(a) June 30, 2019 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	YTD19	YTD18
Fee revenue	$34	$29	$29	$7	$40	$63	$97
Net securities gains (losses)	7	1	—	—	1	8	(48)
Total fee and other revenue	41	30	29	7	41	71	49
Net interest (expense)	(40)	(30)	(15)	(13)	(35)	(70)	(36)
Total revenue (loss)	1	—	14	(6)	6	1	13
Provision for credit losses	(2)	(2)	(7)	(2)	(6)	(4)	(6)
Noninterest expense	39	61	160	6	81	100	168
(Loss) before taxes	$(36)	$(59)	$(139)	$(10)	$(69)	$(95)	$(149)

Average loans and leases	$1,764	$1,784	$1,809	$2,000	$2,090	$1,774	$2,308
Average assets	$47,036	$48,417	$44,964	$54,782	$50,437	$48,076	$49,284

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2019		2Q19 change in unrealized gain (loss)	June 30, 2019			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$50,872		$503	$52,816	$52,860		100%	$44		100%	—%	—%	—%	—%
U.S. Treasury	19,545		82	18,272	18,284		100	12		100	—	—	—	—
Sovereign debt/sovereign guaranteed	12,811		32	13,007	13,146		101	139		76	3	20	1	—
Agency commercial MBS	10,800		56	10,678	10,689		100	11		100	—	—	—	—
Supranational	3,541		13	3,903	3,925		101	22		100	—	—	—	—
U.S. government agencies	3,556		8	3,861	3,866		100	5		100	—	—	—	—
CLOs	3,373		9	3,665	3,649		100	(16)		98	—	—	1	1
Foreign covered bonds	3,053		12	3,465	3,479		100	14		100	—	—	—	—
Other asset-backed securities	2,037		6	2,466	2,470		100	4		100	—	—	—	—
Non-agency commercial MBS	1,476		30	1,968	1,993		101	25		98	2	—	—	—
Non-agency RMBS (c)	1,354		(1)	1,090	1,314		121	224		13	12	5	44	26
State and political subdivisions	2,183		10	1,270	1,297		102	27		72	27	—	—	1
Corporate bonds	903		13	889	905		102	16		16	69	15	—	—
Other	1,476		1	1,671	1,674		100	3		89	7	—	—	4
Total investment securities	$116,980	(d)	$774	$119,021	$119,551	(d)	100%	$530	(d)(e)	95%	2%	2%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $791 million at March 31, 2019 and $753 million at June 30, 2019.
(d) Includes net unrealized losses on derivatives hedging securities available-for-sale of $252 million at March 31, 2019 and $737 million at June 30, 2019.
(e) Includes unrealized gains of $384 million at June 30, 2019 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2019				2018
(dollars in millions)	June 30		March 31		Dec. 31	Sept. 30	June 30
Allowance for credit losses - beginning of period:
Allowance for loan losses	$146		$146		$140	$145	$156
Allowance for lending-related commitments	102		106		111	109	100
Allowance for credit losses - beginning of period	$248		$252		$251	$254	$256

Net (charge-offs) recoveries:
Charge-offs	(1)		(11)		—	(1)	—
Recoveries	2		—		1	1	1
Total net (charge-offs) recoveries	1		(11)		1	—	1
Provision for credit losses	(8)		7		—	(3)	(3)
Allowance for credit losses - end of period	$241		$248		$252	$251	$254

Allowance for credit losses - end of period:
Allowance for loan losses	$146		$146		$146	$140	$145
Allowance for lending-related commitments	95		102		106	111	109
Allowance for credit losses - end of period	$241		$248		$252	$251	$254

Allowance for loan losses as a percentage of total loans	0.28%		0.27%		0.26%	0.25%	0.25%

Nonperforming assets	$186	(a)	$174	(a)	$79	$81	$82
(a) Includes nonperforming loans to a California utility company that filed for bankruptcy.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	YTD19	YTD18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$969	$910	$832	$1,075	$1,055	$1,879	$2,190
Add: Amortization of intangible assets	30	29	35	48	48	59	97
Less: Tax impact of amortization of intangible assets	7	7	8	11	11	14	23
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$992	$932	$859	$1,112	$1,092	$1,924	$2,264

Average common shareholders’ equity	$37,487	$37,086	$37,886	$38,036	$37,750	$37,287	$37,672
Less: Average goodwill	17,343	17,376	17,358	17,391	17,505	17,360	17,543
Average intangible assets	3,178	3,209	3,239	3,283	3,341	3,193	3,369
Add: Deferred tax liability – tax deductible goodwill	1,094	1,083	1,072	1,066	1,054	1,094	1,054
Deferred tax liability – intangible assets	687	690	692	699	709	687	709
Average tangible common shareholders’ equity – Non-GAAP	$18,747	$18,274	$19,053	$19,127	$18,667	$18,515	$18,523

Return on common equity – GAAP	10.4%	10.0%	8.7%	11.2%	11.2%	10.2%	11.7%
Return on tangible common equity – Non-GAAP	21.2%	20.7%	17.9%	23.1%	23.5%	20.9%	24.6%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2019		2018
(dollars in millions, except common shares)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY Mellon shareholders’ equity at period end – GAAP	$41,533	$41,225	$40,638	$41,560	$41,505
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,991	37,683	37,096	38,018	37,963
Less: Goodwill	17,337	17,367	17,350	17,390	17,418
Intangible assets	3,160	3,193	3,220	3,258	3,308
Add: Deferred tax liability – tax deductible goodwill	1,094	1,083	1,072	1,066	1,054
Deferred tax liability – intangible assets	687	690	692	699	709
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,275	$18,896	$18,290	$19,135	$19,000

Period-end common shares outstanding (in thousands)	942,662	957,517	960,426	988,777	999,945

Book value per common share – GAAP	$40.30	$39.36	$38.63	$38.45	$37.97
Tangible book value per common share – Non-GAAP	$20.45	$19.74	$19.04	$19.35	$19.00

Net interest margin reconciliation
(dollars in millions)	2Q19	1Q19	4Q18	3Q18	2Q18
Net interest revenue – GAAP	$802	$841	$885	$891	$916
Add: Tax equivalent adjustment	4	4	4	5	5
Net interest revenue (FTE) – Non-GAAP	$806	$845	$889	$896	$921

Average interest-earning assets	$287,417	$282,185	$285,706	$279,218	$292,086

Net interest margin – GAAP (a)	1.12%	1.20%	1.24%	1.27%	1.26%
Net interest margin (FTE) – Non-GAAP (a)	1.12%	1.20%	1.24%	1.28%	1.26%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	YTD19	YTD18
Income before income taxes – GAAP	$265	$269	$247	$316	$319	$534	$700

Total revenue – GAAP	$917	$939	$963	$1,015	$1,018	$1,856	$2,106
Less: Distribution and servicing expense	94	91	95	99	103	185	213
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$823	$848	$868	$916	$915	$1,671	$1,893

Pre-tax operating margin – GAAP (a)	29%	29%	26%	31%	31%	29%	33%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	32%	32%	29%	35%	35%	32%	37%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q19 vs.
(dollars in millions)	2Q19	2Q18	2Q18
Consolidated:
Investment management and performance fees	$833	$901	(8)%
Impact of changes in foreign currency exchange rates	—	(16)
Adjusted investment management and performance fees – Non-GAAP	$833	$885	(6)%

Investment Management business:
Investment management and performance fees	$829	$897	(8)%
Impact of changes in foreign currency exchange rates	—	(16)
Adjusted investment management and performance fees – Non-GAAP	$829	$881	(6)%